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BOND
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Scudder GNMA Fund

Annual Report
September 30, 2000


The fund seeks to produce a high level of income while actively seeking to reduce downside risk compared with other GNMA mutual funds.

Contents
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                         4 Letter from the Fund's President

                         6 Performance Update

                         8 Portfolio Summary

                         9 Portfolio Management Discussion

                        15 Investment Portfolio

                        17 Financial Statements

                        20 Financial Highlights

                        22 Notes to Financial Statements

                        32 Report of Independent Accountants

                        33 Tax Information

                        34 Shareholder Meeting Results

                        35 Officers and Trustees

                        36 Investment Products and Services

                        38 Account Management Resources


                                       2  Scudder GNMA Fund

Scudder GNMA Fund
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Class AARP                     ticker symbol AGNMX               fund number 193
Class S                        ticker symbol SGMSX               fund number 006
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Date of               o    In the face of high levels of volatility in the fixed
Inception:                 fund number 006 income markets, GNMA securities
11/30/84                   performed relatively well over the past 12 months,
                           thanks in part to their high quality, government
                           backing, and the fact that relatively few homeowners
Total Net                  refinanced their properties.
Assets as of
9/30/00 --            o    The fund's Class AARP shares' total return of 6.62%
                           was lower than that of the fund's benchmark, the
Class AARP:                unmanaged Lehman Brothers GNMA Index, but higher than
$3,703.4 million           the average return of comparable mutual funds
                           investing in GNMA securities.
Class S:
$305.6 million        o    Reflecting a rising interest rate environment, the of
                           fund's SEC 30-day yield rose from 6.10% to 6.51% over the 12-month period.

                      o The fund continued to provide attractive returns on a risk-adjusted basis as the fund maintained its 4-star overall Morningstar Rating(TM) among 1,741 taxable bond funds as of September 30, 2000.^1

^1 Morningstar proprietary ratings reflect historical risk-adjusted performance as of September 30, 2000. Ratings are subject to change every month and are calculated for the fund's three-, five-, and ten-year average annual returns in excess of the 90-day Treasury bill return with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. In its broad asset class, 10% of funds receive 5 stars, the next 22.5% receive 4 stars, and the next 35% receive 3 stars. In the taxable bond category, the fund received a 4-star rating for the three- and five-year periods, and a 3-star rating for the ten-year period among 1741, 1300, and 386 funds, respectively. Past performance is no guarantee of future results. Morningstar ratings are for the Class AARP shares only.



                                       3  Scudder GNMA Fund

Letter from the Fund's President
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Dear Shareholders,

This past year was marked by exceptional volatility in interest rates. On the inflation front, overall consumer prices were relatively tame, although crude oil prices soared past $35 a barrel, raising concerns among economists about the inflationary impact of high heating oil prices and natural gas shortages. In the bond market, short-term rates rose as the Federal Reserve Board tightened credit to reduce the likelihood of future inflation while long-term interest rates fell in response to the Treasury's debt buyback program. This resulted in an unusual situation where interest rates on long-term Treasuries were lower than rates on short-term instruments -- the first time this has happened since the mid-1990s. At the same time, mortgage interest rates for consumers reached their highest levels in five years, increasing the income potential of new GNMA (Government National Mortgage Association) securities. In addition, with the rise in mortgage rates, relatively few homeowners refinanced their mortgages, helping boost the performance of previously issued GNMA securities, while keeping their price volatility less than that of long-term Treasuries.

Although the return of the Class AARP shares of the fund did lag that of its benchmark, it was ahead of the average GNMA fund. While the fund seeks to exceed the performance of its benchmark



                                       4  Scudder GNMA Fund

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and peers in rising markets and to decline less in falling markets, we believe the Scudder GNMA Fund's risk-adjusted 4-star Morningstar Rating(TM) illustrates the fund's success in delivering attractive returns. For a detailed discussion of management's investment strategy and portfolio positioning, see page 9.

Thank you for your continued interest in Scudder GNMA Fund. If you have any questions about your investment, please call Scudder Investor Information at 1-800-SCUDDER (1-800-728-3337) or visit our Web site at www.scudder.com.

Sincerely,

/s/ Lin Coughlin

Linda C. Coughlin
President
Scudder GNMA Fund


                                       5  Scudder GNMA Fund

Performance Update
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                                                              September 30, 2000

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Growth of a $10,000 Investment
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A GRAPH IN THE FORM OF A LINE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA
POINTS IN THE TABLE BELOW.

         Scudder GNMA Fund    Lehman Brothers
           -- Class AARP        GNMA Index*
         90        10000      90        10000
         91        11412      91        11660
         92        12689      92        12993
         93        13436      93        13850
         94        13181      94        13682
         95        14540      95        15606
         96        15236      96        16523
         97        16529      97        18221
         98        17919      98        19746
         99        18096      99        20218
         00        19291      00        21773

                       Yearly periods ended September 30

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Fund Index Comparison
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
                                                                Total Return
                               Growth of                                     Average
Period ended 9/30/2000          $10,000               Cumulative              Annual
------------------------------------------------------------------------------------
Scudder GNMA Fund -- Class AARP
------------------------------------------------------------------------------------
1 year                         $  10,662                6.62%                6.62%
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5 year                         $  13,270               32.70%                5.82%
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10 year                        $  19,294               92.94%                6.79%
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Lehman Brothers GNMA Index*
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1 year                         $  10,769                7.69%                7.69%
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5 year                         $  13,952               39.52%                6.88%
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10 year                        $  21,773              117.73%                8.08%
------------------------------------------------------------------------------------


                                       6  Scudder GNMA Fund

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Returns and Per Share Information
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THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE FUND TOTAL
RETURN (%) AND INDEX^* TOTAL RETURN (%)

                        Yearly periods ended September 30

                 1991  1992   1993   1994   1995   1996  1997   1998   1999   2000
----------------------------------------------------------------------------------
Fund Total
Return (%)      14.12 11.19   5.89  -1.90  10.31   4.79  8.49   8.40    .99   6.62
----------------------------------------------------------------------------------
Index Total
Return (%)      16.60 11.43   6.59  -1.21  14.06   5.88 10.27   8.37   2.39   7.69
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Net Asset
Value ($)       15.72 16.19  15.96  14.73  15.19  14.91 15.16  15.40  14.61  14.60
----------------------------------------------------------------------------------
Income
Dividends ($)    1.26  1.22   1.15    .93   1.01    .99   .98    .99    .94    .94
----------------------------------------------------------------------------------


* The unmanaged Lehman Brothers GNMA Index is a market value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses.

   On July 17, 2000, existing shares of the Fund were redesignated as Class AARP shares. In addition, the Fund commenced offering Class S shares. The total return information provided is for the Fund's Class AARP shares.

   All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.


                                       7  Scudder GNMA Fund

Portfolio Summary
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                                                              September 30, 2000

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Diversification
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A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA
POINTS SHOWN BELOW.
                                                         The fund has had a high
Government National                                      concentration of assets
  Mortgage Association      95%                          in GNMAs, which we felt
U.S. Treasury Obligations    5%                             could better help us
Cash Equivalents, net        0%                           meet our objectives of
--------------------------------                         high current income and
                           100%                           less price volatility.
--------------------------------

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GNMA Coupons*
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A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA
POINTS SHOWN BELOW.
                                                           Over the past several
0-Less than 7%              25%                           months, management has
7-Less than 8%              49%                             increased the fund's
8% or greater               26%                           position in GNMAs with
------------------------------------                   coupons of 7% or greater.
                           100%
------------------------------------
     *Excludes Cash Equivalents and
      U.S. Treasury Obligations

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Effective Maturity
--------------------------------------------------------------------------------
A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS SHOWN BELOW.
                                                              We have positioned
    0-5 years                    4%                            the fund to place
    5-8 years                   30%                          greater emphasis on
    Greater than 8 years        66%                      intermediate-term GNMAs
------------------------------------                          to maximize income
                               100%                      potential, while giving
------------------------------------                       us the flexibility to
                                                        respond to change in the
                                                          interest rate climate.



For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                                       8  Scudder GNMA Fund

Portfolio Management Discussion
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                                                              September 30, 2000

In the following interview, portfolio managers Richard L. Vandenberg, Scott E. Dolan, and John E. Dugenske discuss their strategy for the fund and the market environment.

         Q: How did the government bond market behave between September 1999 and September 2000?

         A: Strong economic growth prompted the Federal Reserve Board (the Fed) to raise its short-term interest-rate target by 125 basis points (1.25%) to 6.50%. However, between September 30, 1999 and September 30, 2000, long-term Treasury bond prices fell. This resulted in an "inverted" yield curve where interest rates on long-term Treasuries were lower than rates on short-term -- the first time this has happened since the mid-1990s. By September 30, 2000, three-month Treasury bills yielded 6.20%, some 40 basis points (0.40%) more than 10-year Treasury bonds. Mortgage interest rates for consumers reached their highest levels in five years, increasing the income potential of mortgage securities. Meanwhile, crude oil prices soared past $35 a barrel, and while overall consumer prices were relatively tame, as the fiscal year drew to a close, many economists remained concerned about the inflationary impact of high heating oil prices and natural gas shortages.

         This past winter, the mortgage market in general was negatively affected by comments from the Treasury that appeared to bring into question the implicit government guarantees associated with securities issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), two of the largest private mortgage market participants. GNMA securities, which are backed by the full faith and credit of the U.S. Treasury, outperformed Fannie Mae and Freddie Mac securities and other forms of mortgage debt as investors became more risk-averse between September and March.


                                       9  Scudder GNMA Fund

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         Q: How did the fund perform in this environment?

         A: The fund's Class AARP shares' total return of 6.62% was lower than its benchmark, but higher than the average return of comparable mutual funds investing in GNMA securities for the 12-month period ended September 30, 2000. The unmanaged Lehman Brothers GNMA Index rose 7.69% for the period, while the average GNMA fund rose 6.53%. While we are pleased that the fund outperformed the average GNMA fund -- in other words, that its total return exceeded that of the average fund -- our goal is to be in the top 25% of GNMA funds over the long term.

         Q: What have you been doing to help reach your goal of being in the top 25% of GNMA funds?

         A: First, let's talk about how we manage the fund. We strive to provide high current income and safety of principal for the fund, while also seeking total return. We use a "top-down" approach to pursue this objective, focusing on the portfolio's sensitivity to changes in interest rates, the fund's positioning with respect to the yield curve, and the allocation between GNMAs and Treasury securities. During much of the past year, we have maintained a high concentration of assets in GNMAs, which we felt could provide more current income than Treasuries. Within the GNMA universe, we have emphasized intermediate-term GNMAs, which we believe can help us earn attractive levels of income compared to shorter-term securities. Also, we believe our emphasis on intermediate-term GNMAS gives us greater flexibility to shift either to shorter- or longer-term securities in the event of a change in the interest rate climate than if we focused on longer-duration issues.

         Although we are not completely satisfied with our performance for the fiscal year, and while the fund may be challenged over shorter time periods, we believe our disciplined investment process should provide stronger risk-adjusted returns over the long term.



                                       10  Scudder GNMA Fund

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                     GNMA securities in a nutshell

   Government National Mortgage Association (GNMA) securities, commonly called "Ginnie Mae" securities, are backed by the full faith and credit of the U.S. government with respect to the timely payment of interest and principal. Each GNMA represents a pool of mortgages from which investors receive principal and interest payments each month. If interest rates fall, homeowners tend to refinance and pay off their existing mortgages early, and mortgage-backed investors are forced to reinvest the proceeds at lower prevailing rates. If interest rates rise, principal tends to be repaid more slowly, but GNMA investors may receive lower total returns as previously issued securities with lower coupon rates are worth less. As a result, GNMA funds tend to perform best in environments when interest rates are not changing significantly.

--------------------------------------------------------------------------------

         Q: How do you select securities for the fund?

         A: To identify securities with the highest potential returns, we undertake an extensive analysis of the prepayment expectations -- the rate at which homeowners might pay off their mortgages early or refinance mortgages to take advantage of lower interest rates -- of individual GNMAs. We try to manage the fund's exposure to prepayment risk by analyzing refinancing possibilities. This includes adjusting the fund's weighting between seasoned, or older mortgages, which tend to have more predictable prepayment characteristics, and those that have been issued more recently. We also invest in Treasury securities, which have lower yields but tend to provide better performance when interest rates are declining.

         Q: The Federal Reserve Board hasn't raised interest rates since May. What impact has this had on the markets?

         A: First, the yield curve has steepened, which means short-term interest rates have declined more than long-term rates. This may indicate some investor concern about long-term trends in inflation or government spending. Second, the fluctuation in spreads (the difference in interest rates) between 10-year Treasuries and comparable maturity GNMA securities has narrowed. In



                                       11  Scudder GNMA Fund

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         the first half of the fiscal year, yield spreads ranged from 120 to 180 basis points (1.20 to 1.80 percentage points). In the second half, the trading range was more narrow, with GNMAs yielding from 160 to 180 basis points (1.60 to 1.80 percentage points) more than Treasuries.
         This is an indication that investors are asking to be paid more for the slight additional risk of GNMAs compared to Treasuries. In July, short- and intermediate-term securities began outperforming long-term securities, partly reversing the strong performance we had been getting from longer-term bonds.

         Q: Is there any way to estimate how much a given change in interest rates can affect total return from bonds?

         A: Generally, a 100-basis-point increase in interest rates translates into a price decline of slightly more than 1.00% for a bond or fixed-income mutual fund that has a duration of one year. Bond prices and fixed-income mutual fund net asset values are also affected by market factors such as credit risk and, for GNMA securities, the risk that borrowers will prepay loans. (Operating expenses also have an effect on mutual fund net asset values.) We think a period of stable interest rates would be beneficial for the fund. Typically, GNMAs outperform Treasuries in a stable rate environment because investors are more willing to assume some risk in exchange for higher yield. We believe the fund's GNMA position may serve us well in such an environment.

         Q: What's your outlook for the year ahead?

         A: While it appears that the Fed has tamed inflation expectations and that U.S. economic growth is slowing, a lot of variables remain that could cause a resurgence in interest rates, particularly energy, national fiscal policy, and relatively high levels of consumer consumption. Higher oil prices usually translate into increased inflation risk. However, we are encouraged by other strong trends in the economy that have been supportive of low inflation, particularly high productivity levels. In addition, as a result



                                       12  Scudder GNMA Fund

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         of tax increases and nine years of economic growth, the U.S. government posted a record budget surplus of $237 billion for its fiscal year ended September 30, 2000, which may enable it to pay off some of the nation's debt. When Washington borrows less and repays debt, it frees up resources that generally can be put to more productive use in the private sector.

         At the start of the fund's fiscal year, 10-year Treasuries yielded 5.88%, 92 basis points (0.92%) higher than six-month Treasury bills, which were yielding 4.96%. By September 30, 2000, the yield curve had inverted so that six-month Treasury bills yielded more than any other segment of the curve. While we believe the Treasury's buyback program should support long-term Treasury prices in the coming months, history has shown that the yield curve does not remain inverted for an extended period. While an investment in the fund is not guaranteed, we continue to believe that the fund's competitive returns and risk-adjusted performance should provide some level of comfort to investors seeking income and a relatively conservative holding for their portfolio.


                                       13  Scudder GNMA Fund

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         Scudder GNMA Fund:
         A Team Approach to Investing

         Scudder GNMA Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Adviser believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

         Lead portfolio manager Richard L. Vandenberg joined the Adviser as a portfolio manager in 1996. Mr. Vandenberg joined the fund team in 1998 and is responsible for setting the fund's investment strategy and overseeing security selection for the fund's portfolio. Mr. Vandenberg has over 24 years of investment management experience.

         Portfolio manager Scott E. Dolan joined the Adviser in 1989. Mr. Dolan joined the fund team in 1997 and has over 10 years of investment industry experience.

         Portfolio manager John E. Dugenske joined the Adviser in 1998. Mr. Dugenske joined the fund team in 2000 and has 10 years of investment industry experience.


                                       14  Scudder GNMA Fund

Investment Portfolio                                    as of September 30, 2000
--------------------------------------------------------------------------------

                                                         Principal
                                                        Amount ($)     Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 5.5%
--------------------------------------------------------------------------------

 Chase Securities, Inc., 6.6%, to be repurchased
    at $60,066,000 on 10/5/2000*....................     60,000,000     60,000,000
 Morgan Stanley, Inc., 6.6%, to be repurchased
    at $70,038,500 on 10/2/2000*....................     70,000,000     70,000,000
 Morgan Stanley, Inc., 6.55%, to be repurchased
    at $100,090,972 on 10/4/2000*...................    100,000,000    100,000,000
 State Street Bank and Trust Company, 6.48%, to be
    repurchased at $3,078,662 on 10/2/2000*.........      3,077,000      3,077,000
----------------------------------------------------------------------------------
Total Repurchase Agreements (Cost $233,077,000)                        233,077,000
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
U.S. Treasury Obligations 5.1%
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 U.S. Treasury Bond, 6.5%, 2/15/2010................     86,100,000     89,718,783
 U.S. Treasury Bond, 8%, 11/15/2021 (d).............     52,000,000     63,505,000
 U.S. Treasury Note, 5.5%, 1/31/2003................     22,000,000     21,769,660
 U.S. Treasury Note, 6.75%, 5/15/2005...............     42,000,000     43,509,480
----------------------------------------------------------------------------------
Total U.S. Treasury Obligations (Cost $219,004,699)                    218,502,923
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
Government National Mortgage Association 89.4%**
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 6% with various maturities to 3/1/2029 (c).........     38,742,019     36,362,252
 6.5% with various maturities to 10/1/2030 (b)(c)...    859,110,956    829,065,199
 7% with various maturities to 10/1/2030 (b)(c......  1,102,783,768  1,087,959,493
 7.5% with various maturities to 10/1/2030 (b)(c)...    860,218,853    863,282,318
 8% with various maturities to 10/1/2030 (b)(c).....    557,171,466    567,136,837
 8.5% with various maturities to 8/15/2030 (c)......    144,859,902    148,907,402
 9% with various maturities to 10/1/2030 (b)(c).....    237,478,092    246,134,900
 9.5% with various maturities to 1/15/2021 (c)......         38,403         40,071
 10.5% with various maturities to 1/20/2021(c)......      4,520,841      4,889,220
 11.5% with various maturities to 2/15/2016 (c).....      1,273,275      1,401,883
 12% with various maturities to 7/15/2015 (c).......      2,347,640      2,610,331
 12.5% with various maturities to 8/15/2015 (c).....      1,993,622      2,239,269
 13% with various maturities to 7/15/2015 (c).......        238,268        270,278
 13.5% with various maturities to 10/15/2014 (c)....        344,656        395,211
 14% with various maturities to 12/15/2014 (c)......        206,601        238,035
 14.5% with various maturities to 10/15/2014 (c)....         62,928         73,841

    The accompanying notes are an integral part of the financial statements.

                                       15  Scudder GNMA Fund

----------------------------------------------------------------------------------
                                                         Principal
                                                        Amount ($)     Value ($)
----------------------------------------------------------------------------------

 15% with various maturities to 10/15/2012 (c)......        164,598        193,200
 16% with various maturities to 2/15/2012 (c).......         47,917         56,619
----------------------------------------------------------------------------------
Total Government National Mortgage Association (Cost $3,798,449,825) 3,791,256,359
----------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $4,250,531,524) (a)        4,242,836,282
----------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $4,250,531,524. At September 30, 2000, net unrealized depreciation for all securities based on tax cost was $7,695,242. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $15,877,485 and an aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $23,572,727.

(b) When-issued or forward delivery pools included.

(c) At September 30, 2000, this security, in part or in whole, has been segregated to cover when-issued or forward delivery securities.

(d) At September 30, 2000, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

--------------------------------------------------------------------------------

   At September 30, 2000, open futures contracts sold short were as follows:

                                                           Aggregate
                                                             Face
     Futures                          Expiration Contracts  Value ($)   Value ($)
    -------------------------------   ---------- --------- ------------ ------------
    U.S. Treasury Bond.............   12/19/2000  1,750    171,933,886  172,648,438
                                                                        ------------
    Total unrealized depreciation on open futures contracts sold short... $(714,552)
                                                                        ------------


--------------------------------------------------------------------------------


Call Options                                           Contracts        Premiums
                                                                      Received ($)
------------------------------------------------------------------------------------
Outstanding at September 30, 1999                               --               --
Written                                                      1,150          987,781
Exercised                                                   (1,081)        (938,601)
Expired                                                        (69)         (49,180)
                                                     ---------------  --------------
Outstanding at September 30, 2000                    $           --   $           --
                                                     ---------------  --------------
------------------------------------------------------------------------------------

* Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.
** The investments in mortgage-backed securities of the Government National
   Mortgage Association are interests in separate pools of mortgages. All separate investments in each of these issues which have similar coupon rates have been aggregated for presentation purposes in the Investment Portfolio. Effective maturities of these investments will be shorter than stated maturities due to prepayments.

    The accompanying notes are an integral part of the financial statements.

                                       16  Scudder GNMA Fund

Financial Statements
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of September 30, 2000
--------------------------------------------------------------------------------

Assets
------------------------------------------------------------------------------------
Investments in securities, at value (cost $4,250,531,524)........    $4,242,836,282
Cash.............................................................               810
Receivable for investments sold..................................       373,137,119
Interest receivable..............................................        26,503,543
Receivable for Fund shares sold..................................        16,344,366
Due from Adviser.................................................            74,755
Other assets.....................................................           214,472
                                                                     ---------------
Total assets.....................................................     4,659,111,347

Liabilities
------------------------------------------------------------------------------------
Payable for when-issued and forward delivery securities..........       505,683,491
Payable for investments purchased-- mortgage dollar rolls........       114,534,293
Dividends payable................................................        21,726,004
Payable for Fund shares redeemed.................................         4,789,355
Payable for daily variation margin on open futures contracts.....           273,437
Accrued management fee...........................................         1,374,992
Accrued Trustees' fees and expenses..............................           156,509
Other accrued expenses and payables..............................         1,555,987
                                                                     ---------------
Total liabilities................................................       650,094,068
------------------------------------------------------------------------------------
Net assets, at value                                                 $4,009,017,279
------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------
Net assets consist of:
Accumulated distributions in excess of net investment income.....      (13,539,752)
Net unrealized appreciation (depreciation) on:
  Investments....................................................       (7,695,242)
  Futures........................................................         (714,552)
Accumulated net realized gain (loss).............................     (514,475,038)
Paid-in capital .................................................     4,545,441,863
------------------------------------------------------------------------------------
Net assets, at value                                                 $4,009,017,279
------------------------------------------------------------------------------------

Net Asset Value
------------------------------------------------------------------------------------
Class AARP
NetAsset Value, offering and redemption price per share
   ($3,703,418,402 / 253,629,228 outstanding shares of
   beneficial interest, $.01 par value, unlimited number             ---------------
   of shares authorized).........................................    $        14.60
                                                                     ---------------
Class S
NetAsset Value, offering and redemption price per share
   ($305,598,877 / 20,915,373 outstanding shares of beneficial
   interest, $.01 par value, unlimited number of shares              ---------------
   authorized)...................................................    $        14.61
                                                                     ---------------

    The accompanying notes are an integral part of the financial statements

                                       17  Scudder GNMA Fund

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Statement of Operations for the year ended September 30, 2000
------------------------------------------------------------------------------------

Investment Income
------------------------------------------------------------------------------------
Income:
Interest.........................................................    $  285,223,072
                                                                     ---------------

Expenses:
Management fee...................................................        15,825,702
Services to shareholders.........................................         8,692,129
Custodian and accounting fees....................................           760,100
Administration fee...............................................         2,503,254
Auditing.........................................................            67,228
Legal............................................................            53,541
Trustees' fees and expenses......................................           179,873
Reports to shareholders..........................................           617,465
Registration fees................................................             5,500
Other............................................................           154,082
                                                                     ---------------
Total expenses, before expense reductions........................        28,858,874
Expense reductions...............................................         (245,165)
                                                                     ---------------
Total expenses, after expense reductions.........................        28,613,709
------------------------------------------------------------------------------------
Net investment income (loss)                                            256,609,363
------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments......................................................       (50,583,302)
Futures..........................................................       (14,966,040)
Written options..................................................         (258,306)
                                                                     ---------------
                                                                        (65,807,648)
                                                                     ---------------
Net unrealized appreciation (depreciation) during the period on:
Investments......................................................        60,075,341
Futures..........................................................         (393,566)
                                                                     ---------------
                                                                         59,681,775
------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                               (6,125,873)
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      $  250,483,490
------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements

                                       18  Scudder GNMA Fund

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                      Years Ended September 30,
Increase (Decrease) in Net Assets                   2000             1999
------------------------------------------------------------------------------------
Operations:
Net investment income (loss).....................   $  256,609,363   $  277,893,827
Net realized gain (loss) on investment
   transactions..................................      (65,807,648)     (85,953,788)
Net unrealized appreciation (depreciation) on
   investment transactions during the period.....       59,681,775     (150,350,281)
                                                    ---------------  ---------------
Net increase (decrease) in net assets resulting
   from operations...............................      250,483,490       41,589,758
                                                    ---------------  ---------------
Distributions to shareholders from:
Net investment income:
  Class AARP.....................................     (252,758,004)    (277,954,441)
                                                    ---------------  ---------------
  Class S........................................      (3,998,399)               --
                                                    ---------------  ---------------
Fund share transactions:
Proceeds from shares sold........................      172,945,088      402,322,579
Net assets acquired in tax-free reorganization...      298,604,668               --
Reinvestment of distributions....................      143,801,796      163,591,362
Cost of shares redeemed..........................     (816,123,629)    (706,543,959)
                                                    ---------------  ---------------
Net increase (decrease) in net assets from Fund
   share transactions............................     (200,772,077)    (140,630,018)
                                                    ---------------  ---------------
Increase (decrease) in net assets................     (207,044,990)    (376,994,701)
Net assets at beginning of period................    4,216,062,269    4,593,056,970
Net assets at end of period (including
   accumulated distributions in excess of net
   investment income of $13,539,752 and             ---------------  ---------------
   $8,915,536, respectively).....................   $4,009,017,279   $4,216,062,269
                                                    ---------------  ---------------

    The accompanying notes are an integral part of the financial statements

                                       19  Scudder GNMA Fund

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class AARP (a)

------------------------------------------------------------------------------------
Years Ended September 30,                 2000     1999     1998     1997    1996
------------------------------------------------------------------------------------
Net asset value, beginning of period    $14.61   $15.40   $15.16   $14.91  $15.19
                                        --------------------------------------------
------------------------------------------------------------------------------------
Income (loss) from investment
operations:
------------------------------------------------------------------------------------
  Net investment income (loss)             .94      .94      .99      .98     .99
------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions       (.01)    (.79)     .24      .25    (.28)
                                        --------------------------------------------
------------------------------------------------------------------------------------
  Total from investment operations         .93      .15     1.23     1.23     .71
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net investment income                   (.94)    (.94)    (.99)    (.98)   (.99)
------------------------------------------------------------------------------------
Net asset value, end of period          $14.60   $14.61   $15.40   $15.16  $14.91
                                        --------------------------------------------
------------------------------------------------------------------------------------
Total Return (%)                          6.62      .99     8.40     8.49    4.79
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)   3,703    4,216    4,593    4,584   4,904
------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                           .74(c)     .65      .61      .65     .64
------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                           .73(c)     .65      .61      .65     .64
------------------------------------------------------------------------------------
Ratio of net investment income (loss)
(%)                                       6.52     6.25     6.52     6.51    6.55
------------------------------------------------------------------------------------
Portfolio turnover rate (%)              264(b)   245(b)     160       87      83
------------------------------------------------------------------------------------

(a) On July 17, 2000, existing shares of the Fund were redesignated as Class AARP Shares.
(b) The portfolio turnover rates including mortgage dollar roll transactions were 337% and 258% for the periods ended September 30, 2000 and 1999, respectively.
(c) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .73% and .73%, respectively (see Notes to Financial Statements).


                                       20  Scudder GNMA Fund

--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Class S

------------------------------------------------------------------------------------
                                                                            2000(a)
------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $14.45
                                                                          ----------
------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------
  Net investment income (loss)                                               .19
------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         .16
                                                                          ----------
------------------------------------------------------------------------------------
  Total from investment operations                                           .35
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net investment income                                                     (.19)
------------------------------------------------------------------------------------
Net asset value, end of period                                            $14.61
                                                                          ----------
------------------------------------------------------------------------------------
Total Return (%)                                                            2.72**
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       306
------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .68(c)*
------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   6.64*
------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  264(b)
------------------------------------------------------------------------------------


(a)For the period from July 17, 2000 (commencement of sale of Class S) to September 30, 2000.
(b)The portfolio turnover rate including mortgage dollar roll transactions was 337% for the period ended September 30, 2000.
(c)The ratio of operating expenses includes a one-time reduction in reorganization expenses. The ratio without this reduction was .71%.
*  Annualized
** Not annualized


                                       21  Scudder GNMA Fund

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder GNMA Fund (the "Fund"), formerly AARP GNMA and U.S. Treasury Fund, a series of AARP Income Trust, is a series of Scudder Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is organized as a Massachusetts business trust.

On July 17, 2000, the Fund was reorganized from AARP GNMA and U.S. Treasury Fund into Class AARP of Scudder GNMA Fund. Shares of Class AARP are especially designed for members of AARP. In addition, all of the net assets acquired from the merger with Scudder GNMA Fund were designated as Class S shares (see Note
G). The two classes of shares provide investors with different purchase options.

Investment income, realized and unrealized gains and losses, certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as reorganization expenses (see Note F). Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements. Effective July 17, 2000, there are no class-specific expenses.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

When-Issued and Forward Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase



                                       22  Scudder GNMA Fund

--------------------------------------------------------------------------------

a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Fund purchased interest rate futures to manage the duration of the portfolio. In addition, the Fund also sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell


                                       23  Scudder GNMA Fund

--------------------------------------------------------------------------------

to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put options on securities and wrote call options on securities as a hedge against potential adverse price movements in the value of portfolio assets and as a temporary substitute for selling selected investments. In addition, during the period, the Fund purchased call options on securities and wrote put options on securities to lock in the purchase price of a security which it expects to purchase in the near future and as a temporary substitute for purchasing selected investments and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a fee which is recorded as deferred income and amortized to income over the roll period, or alternatively, a lower price for the security


                                       24  Scudder GNMA Fund

--------------------------------------------------------------------------------

upon its repurchase. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2000, the Fund had a net tax basis capital loss carryforward of approximately $336,431,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2003 ($243,324,000) and September 30, 2008 ($93,107,000), the
respective expiration dates, whichever occurs first.

In addition, the Fund inherited approximately $34,165,000 of capital losses from its merger (see Note G) with Scudder GNMA Fund, which can be used to offset gains in future years, or until September 30, 2002 ($18,025,000), September 30, 2006 ($9,280,000) and September 30, 2007 ($6,860,000), the respective expiration dates, subject to certain limitations imposed by Section 382 of the Internal Revenue Code.

In addition, from November 1, 1999 through September 30, 2000, the Fund incurred approximately $57,000,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2001.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, mortgage backed securities, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make


                                       25  Scudder GNMA Fund

--------------------------------------------------------------------------------

reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Original issue discount on securities are accreted for both tax and financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended September 30, 2000, purchases and sales of investment securities (excluding short-term investments, mortgage dollar rolls, and U.S. Government obligations) aggregated $7,562,652,696 and $7,972,571,216, respectively. Purchases and sales of U.S. Government obligations aggregated $2,861,019,787 and $2,915,370,322, respectively. Purchases and sales of mortgage dollar roll transactions aggregated $2,875,304,997 and $2,878,220,977, respectively.

C. Related Parties

As described in Note F, Scudder Kemper Investments, Inc. has initiated a restructuring program for most of its Scudder no-load, open-end funds. As part of this reorganization, the Fund adopted a new Investment Management Agreement and entered into an Administrative Agreement. Both of these agreements were effective July 17, 2000. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Prior to July 17, 2000, under the investment management agreement (the "Management Agreement") between AARP Income Trust, on behalf of the Fund, and Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the management fee consisted of two elements: a Base Fee and an Individual Fund Fee. The Base Fee was calculated as a percentage of the combined net assets of all of the AARP Funds ("Program Assets") except the AARP Diversified Income with Growth and the AARP Diversified Growth Portfolios, and each AARP Fund paid, as its portion of the Base Fee, an amount equal to the ratio of its daily net assets to the daily net assets of all of the AARP Funds (excluding the AARP Diversified Income with Growth and the AARP Diversified Growth Portfolios). The Annual Base Fee was calculated as follows: 0.35% of the first $2,000,000,000 of such net assets, 0.33% of the next $2,000,000,000 of such net assets,



                                       26  Scudder GNMA Fund

0.30% of the next $2,000,000,000 of such net assets, 0.28% of the next $2,000,000,000 of such net assets, 0.26% of the next $3,000,000,000 of such net assets, 0.25% of the next $3,000,000,000 of such net assets and 0.24% of such net assets thereafter. In addition to the Base Fee, the Fund agreed to pay the Adviser a flat Individual Fund Fee based on the average daily net assets of the Fund. The Individual Fund Fee Rate recognized the different characteristics of the Fund, and the varying levels of complexity of investment research and securities trading required to manage the Fund. The Individual Fund Fee Rate was calculated at 0.12% of the average daily net assets of the Fund. As manager of the assets of the Fund, the Adviser directed the investments of the Fund in accordance with its investment objectives, policies and restrictions. In addition to portfolio management services, the Adviser, under the Management Agreement, provided certain administrative services in accordance with such Agreement. The Adviser also had a Member Services Agreement with AARP Financial Services Corp. ("AFSC"), a subsidiary of AARP, and paid portions of its investment management fee to AFSC.

Effective July 17, 2000, the Fund, as approved by the Fund's Board of Trustees, adopted a new Investment Management Agreement (the "Agreement") with Scudder Kemper. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. In addition to portfolio management services, the Adviser, under the Agreement, will provide certain administrative services in accordance with such Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.400% on the first $5,000,000,000 of average daily net assets, 0.385% on the next $1,000,000,000 of such net assets and 0.370% of such net assets in excess of $6,000,000,000, computed and accrued daily and payable monthly.

Accordingly, for the year ended September 30, 2000, the fees pursuant to the Management Agreement and the Agreement amounted to $15,825,702, which was equivalent to an annual effective rate of 0.40% of the Fund's average daily net assets.

Administrative Fee. Effective July 17, 2000, the Fund, as approved by the Fund's Board of Trustees, adopted an Administrative Agreement (the "Administrative Agreement") with Scudder Kemper. Under the Administrative Agreement the Adviser provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by Scudder Kemper under its Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the



                                       27  Scudder GNMA Fund

--------------------------------------------------------------------------------

"Administrative Fee") of 0.30% of average daily net assets. As of the effective date of the Administrative Agreement, each service provider will continue to provide the services that it currently provides to the Fund (i.e., fund accounting, shareholder services, custody, audit and legal) under the current arrangements, except that Scudder Kemper will pay these entities for the provision of their services to the Fund and will pay most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund will not be borne by Scudder Kemper under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the period July 17, 2000 through September 30, 2000, the Administrative Agreement expense charged to the Fund amounted to $2,503,254, of which $1,018,031 is unpaid at September 30, 2000.

Other Fees. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund. Prior to July 17, 2000, the amount charged to the Fund by SSC aggregated $4,950,328, of which $258,521 is unpaid at September 30, 2000.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. Prior to July 17, 2000, the amount charged to the Fund by STC aggregated $31,865.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Prior to July 17, 2000, the amount charged to the Fund by SFAC aggregated $657,144, of which $35,182 is unpaid at September 30, 2000.

Effective July 17, 2000, the above fees will be paid by the Adviser in accordance with the Administrative Agreement.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended September 30, 2000, Trustees' fees and expenses aggregated $30,362. In addition, a one-time fee of $149,511 was accrued, by Class AARP prior to July 17, 2000, for payment to those Trustees not affiliated with the Adviser who did not stand for re-election under the reorganization discussed in Note F. Inasmuch as the Adviser will





                                       28  Scudder GNMA Fund

--------------------------------------------------------------------------------

also benefit from administrative efficiencies of a consolidated Board, the Adviser has agreed to bear $74,755 of such costs.

Other Related Parties. Effective July 17, 2000, Scudder Kemper has agreed to pay a fee to AARP and/or its affiliates in return for advice relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by Scudder Kemper. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended September 30, 2000, the Fund's custodian fees were reduced by $43,097. Prior to July 17, 2000, transfer agent fees were reduced by $127,313.

Effective July 17, 2000, transfer agent credits will no longer be used to reduce Fund expenses.

E. Line of Credit

The Fund and several other Scudder Funds (the "Participants") share in a $1 billion revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Reorganization

In early 2000, Scudder Kemper initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds Scudder Kemper advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee



                                       29  Scudder GNMA Fund

--------------------------------------------------------------------------------

covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Scudder Kemper and certain of the affected funds.

G. Acquisition of Assets

On July 14, 2000, the Fund acquired all of the net assets of Scudder GNMA Fund pursuant to a plan of reorganization approved by shareholders on July 13, 2000. The acquisition was accomplished by a tax-free exchange of 20,660,722 shares of the Class S shares of the Fund for 21,114,873 shares of Scudder GNMA Fund outstanding on July 14, 2000. Scudder GNMA Fund's net assets at that date ($298,604,668), including $3,279,529 of unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $3,730,839,567. The combined net assets of the Fund immediately following the acquisition were $4,029,444,235.



                                       30  Scudder GNMA Fund

--------------------------------------------------------------------------------

H. Share Transactions

The following tables summarize share and dollar activity in the Fund:


                               Year Ended                         Year Ended
                           September 30, 2000                 September 30, 1999
                   -----------------------------------------------------------------
                       Shares          Dollars          Shares           Dollars
Shares sold
------------------------------------------------------------------------------------
Class AARP*........    10,701,294  $  154,313,547       26,723,352   $  402,322,579
Class S**..........     1,287,552      18,631,541               --               --
                                   ---------------                   ---------------
                                   $  172,945,088                    $  402,322,579
                                   ---------------                   ---------------

Shares issued to shareholders in tax-free reorganization
------------------------------------------------------------------------------------
Class AARP*........            --  $           --               --   $           --
Class S**..........    20,660,722     298,604,668               --               --
                                   ---------------                   ---------------
                                   $  298,604,668                    $           --
                                   ---------------                   ---------------

Shares issued to shareholders in reinvestment of distributions
------------------------------------------------------------------------------------
Class AARP*........     9,763,929  $  140,875,589       10,939,317   $  163,591,362
Class S**..........       200,855       2,926,207               --               --
                                   ---------------                   ---------------
                                   $  143,801,796                    $  163,591,362
                                   ---------------                   ---------------

Shares redeemed
------------------------------------------------------------------------------------
Class AARP*........   (55,430,027) $ (798,258,929)     (47,285,576)  $ (706,543,959)
Class S**..........    (1,233,756)    (17,864,700)              --               --
                                   ---------------                   ---------------
                                   $ (816,123,629)                   $ (706,543,959)
                                   ---------------                   ---------------

Net increase (decrease)
------------------------------------------------------------------------------------
Class AARP*........   (34,964,804) $ (503,069,793)      (9,622,907)  $ (140,630,018)
Class S**..........    20,915,373     302,297,716               --               --
                                   ---------------                   ---------------
                                   $ (200,772,077)                   $ (140,630,018)
                                   ---------------                   ---------------


* On July 17, 2000, existing shares of the Fund were redesignated as Class AARP shares.
** For the period from July 17, 2000 (commencement of sale of Class S) to
   September 30, 2000.


                                       31  Scudder GNMA Fund

Report of Independent Accountants
--------------------------------------------------------------------------------

         To the Trustees of Income Trust and the Shareholders of Scudder GNMA
         Fund:

         In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder GNMA Fund (formerly AARP GNMA and U.S. Treasury Fund) (the "Fund") at September 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

         Boston, Massachusetts                       PricewaterhouseCoopers LLP
         November 29, 2000

                                       32  Scudder GNMA Fund

Tax Information                                                     (Unaudited)
--------------------------------------------------------------------------------

         Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.


                                       33  Scudder GNMA Fund

Shareholder Meeting Results                                          (Unaudited)
--------------------------------------------------------------------------------

A Special Meeting of Shareholders (the "Meeting") of Scudder GNMA Fund (the "fund"), a series of Scudder Income Trust, formerly AARP GNMA and U.S. Treasury Fund, a series of AARP Income Trust, was held on July 11, 2000, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To elect Trustees of AARP Income Trust.

                                                       Number of Votes:
   Trustee                                          For              Withheld
------------------------------------------------------------------------------------
   Henry P. Becton, Jr.                          14,158,172           501,378
   Linda C. Coughlin                             14,149,930           509,621
   Dawn-Marie Driscoll                           14,163,978           495,572
   Edgar R. Fiedler                              14,143,749           515,802
   Keith R. Fox                                  14,142,750           516,800
   Joan E. Spero                                 14,151,582           505,045
   Jean Gleason Stromberg                        14,154,506           505,045
   Jean C. Tempel                                14,158,596           500,955
   Steven Zaleznick                              14,154,690           504,860
------------------------------------------------------------------------------------

2. To approve a new investment management agreement between the fund and Scudder Kemper Investments, Inc.

                                    Number of Votes:
         For                Against              Abstain              Broker
                                                                    Non-Votes*
------------------------------------------------------------------------------------
     12,703,644             631,414              465,044              859,489
------------------------------------------------------------------------------------

3. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the fund for the fiscal year ending September 30, 2000.


                                    Number of Votes:
         For                Against              Abstain              Broker
                                                                    Non-Votes*
------------------------------------------------------------------------------------
     14,103,228             231,627              324,696                 0
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


                                       34  Scudder GNMA Fund

Officers and Trustees
--------------------------------------------------------------------------------


 Linda C. Coughlin*                     Scott E. Dolan*
   o  President and Trustee               o  Vice President

 Henry P. Becton, Jr.                   John E. Dugenske*
   o  Trustee; President, WGBH            o  Vice President
      Educational Foundation
                                        William F. Glavin*
 Dawn-Marie Driscoll                      o  Vice President
   o  Trustee; President, Driscoll
      Associates; Executive Fellow,     James E. Masur*
      Center for Business Ethics,         o  Vice President
      Bentley College
                                        Ann M. McCreary*
 Edgar R. Fiedler                         o  Vice President
   o  Trustee; Senior Fellow and
      Economic Counsellor, The          Howard S. Schneider*
      Conference Board, Inc.              o  Vice President

 Keith R. Fox                           Richard L. Vandenberg*
   o  Trustee; General Partner,           o  Vice President
      The Exeter Group of Funds
                                        John Millette*
 Joan E. Spero                            o  Vice President and Secretary
   o  Trustee; President, The Doris
      Duke Charitable Foundation        Kathryn L. Quirk*
                                          o  Vice President and
 Jean Gleason Stromberg                      Assistant Secretary
   o  Trustee; Consultant
                                        John R. Hebble*
 Jean C. Tempel                           o  Treasurer
   o  Trustee; Managing Director,
      First Light Capital, LLC          Brenda Lyons*
                                          o  Assistant Treasurer
 Steven Zaleznick
   o Trustee; President and             Caroline Pearson*
     Chief Executive Officer,             o  Assistant Secretary
     AARP Services, Inc.

 Thomas V. Bruns*                       *Scudder Kemper Investments, Inc.
   o  Vice President



                                       35  Scudder GNMA Fund

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series --              Scudder Value Fund
   Prime Reserve Shares                       Scudder Small Company Value Fund
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund            Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund            Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder Corporate Bond Fund                 Scudder Gold Fund
  Scudder High Yield Bond Fund
                                            Regional
Global Income                                 Scudder Greater Europe Growth Fund
  Scudder Global Bond Fund                    Scudder Pacific Opportunities Fund
  Scudder Emerging Markets Income Fund        Scudder Latin America Fund
                                              The Japan Fund, Inc.
Asset Allocation
  Scudder Pathway Conservative Portfolio    Industry Sector Funds
  Scudder Pathway Balanced Portfolio          Scudder Health Care Fund
  Scudder Pathway Growth Portfolio            Scudder Technology Fund

U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund




                                       36  Scudder GNMA Fund


--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.





                                       37  Scudder GNMA Fund

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           www.scudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.




                                       38  Scudder GNMA Fund

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      The Scudder Funds
                   to      PO Box 2291
                           Boston, Massachusetts
                           02107-2291

                           For AARP Investment Program Shareholders:

                           AARP Investment Program from Scudder
                           PO Box 2540
                           Boston, Massachusetts
                           02208-2540





                                       39  Scudder GNMA Fund

About the Fund's Advisor


Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.



This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


[LOGO] Scudder Investments (SM)


AARP Investment
Program from Scudder
PO Box 2540
Boston, MA 02208-2540
1-800-253-2277
aarp.scudder.com

Scudder Funds
PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com

A member of the [LOGO] Zurich Financial Services Group